Inventories	12 Months Ended
Dec. 31, 2025
Disclosure Inventories Abstract
Inventories

7	Inventories

	2025	2024
Finished goods	6,093	7,586
Semi-finished goods	270	450
Raw materials, production inputs and packaging	2,426	3,220
Maintenance materials	969	925
Advances to suppliers		216
Imports in transit	663	1,291
Total	10,421	13,688

Inventories are measured at the lower of cost and net realizable value. The cost of inventories is recorded at the weighted average cost. In the case of manufactured inventories, besides raw materials and other consumables, cost includes an appropriate share of production overheads based on normal operating capacity.

The provision for the net realizable value has increased by R$ 116 (2024: reduced by R$ 127).